                                                                   EXHIBIT 10.44



                  AMENDMENT NO. 1 TO  STOCKHOLDERS AGREEMENT
                  ------------------------------------------

     This Amendment (the "Agreement") is made and entered into as of September
                          ---------
6, 1996 among IHF Capital, Inc. (the "Company"), IHF Holdings, Inc. ("IHF"),
                                      -------                         ---
each of Bain Capital Fund IV, L.P., Bain Capital Fund IV-B, L.P., BCIP Associates and BCIP Trust Associates, L.P. (together, the "Fund Initial
                                                           ------------
Investors"), and each of the signatories hereto designated respectively as
- ---------
Management Signatories, Weider Signatories and Other Signatories on the signature pages hereof (respectively the "Management Signatories", the "Weider
                                          ----------------------        ------
Signatories" and the "Other Signatories").
- -----------           -----------------

     WHEREAS, the Company, IHF, the Fund Initial Investors, the Management Signatories, the Weider Signatories, the Other Signatories, and certain other Persons are parties to a Stockholders Agreement dated as of November 14, 1994 (as now in effect, the "Stockholders Agreement");
                        ----------------------

     WHEREAS, the Company, IHF, the Fund Initial Investors, the Management Signatories, the Weider Signatories, and the Other Signatories by this Agreement wish to amend the Stockholders Agreement and in the case of such persons other than the Company and IHF collectively constitute the holders of the requisite Securities under Section 13.2 of the Stockholders Agreement;

     WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company is obtaining an option to purchase and has become subject to an obligation to purchase all of the Initial Shares, Initial Warrants and IHF Preferred held by the Weider Signatories, subject to, on the terms and conditions of, and during the time period specified in the Stock and Warrants Purchase Agreement, of even date herewith, among the Company, IHF, the Weider Initial Investors and certain other parties (the "Weider Transaction"); and
                                                  ------------------

     WHEREAS, contemporaneously with the execution and delivery of this Agreement, but subject to and on the terms and provisions hereof, Richard Renaud, one of the two Weider Designated Directors currently serving on the Board of the Company, is resigning from the Board, subject to the right of the Weider Investors to a replacement director on such Board;

     NOW, THEREFORE, for and in consideration of the premises and the mutual agreements contained herein, the parties hereto hereby agree as follows:

     1.  Definitions.  Terms defined in the Stockholders Agreement as amended
         -----------
hereby and not otherwise defined herein are used herein as so defined.  "Claims"
                                                                         ------
shall mean all debts, demands, actions, causes of action, suits, accounts, covenants, contracts, agreements, torts, damages, and any and all rights, claims, demands, and liabilities whatsoever, of every name and nature, both at law and in equity, whether direct or derivative, whether liquidated or unliquidated, whether known or unknown, and including but not limited to any and all "claims" as that term is defined in 11 U.S.C. (S) 101.

     2.  Amendment.  The Stockholders Agreement shall be and hereby is amended
         ---------
as follows, effective upon the execution and delivery hereof by all of the parties hereto:

          2.1.  Addition of Section 1.1.36A.  The following Section 1.1.36A is
                ---------------------------
hereby added immediately following Section 1.1.36 of the Stockholders Agreement to read in its entirety as follows:

                "1.1.36A.  "Weider Common Securities" shall have the meaning
                            ------------------------
          provided in the Stock and Warrant Purchase Agreement.

          2.2.  Amendment of Section 1.1.38.  The definition of the term "Weider
                ---------------------------
Majority Holders" in Section 1.1.38 of the Stockholders Agreement is amended to read in its entirety as follows:

                "1.1.38.  "Weider Majority Holders" shall mean, as of any date,
                           -----------------------
          the holders of a majority of the Weider Securities outstanding on such date (assuming that all Initial Warrants have been exercised); provided, however, that at such time as the Weider Initial Investors
          --------  -------
          cease to own any Initial Shares, but WHF continues to own IHF Preferred, the term "Weider Majority Holders" shall mean WHF."

          2.3.  Amendment of Section 3.2.2.  Section 3.2.2 of the Stockholders
                --------------------------
Agreement is amended to read in its entirety as follows:

          "3.2.2.  Subsequent Directors.  As to directors other than (a) the
                   --------------------
     initial directors referred to in Section 3.2.l above and (b) any Weider Designated Director replacing a director referred to in clause (a) above or replacing a director who resigns in connection with an Initial Public Offering, as provided in Section 3.2.3, any such director may be removed with or without Cause by decision of two-thirds (2/3) of the other directors."

          2.4.  Addition of Section 3.2.3 and Section 3.2.4.  The following
                -------------------------------------------
Sections 3.2.3 and Section 3.2.4 are hereby added immediately following Section
3.2.2 of the Stockholders Agreement, each Section reading in its entirety as follows:

          "3.2.3  Resignation and Reinstatement of Weider Designated Directors.
                  ------------------------------------------------------------
     Each Weider Designated Director shall resign from the Board immediately prior to execution of an underwriting agreement in connection with a proposed Initial Public Offering;

     provided that if such Initial Public Offering shall not be consummated within twenty-one days of the date of the execution thereof, the Weider Majority Holders shall have the right to nominate a successor Weider Designated Director or Directors (who shall be a person or persons other than Richard Renaud) at any time following such twenty-first day.

          "3.2.4  Election of Weider Designated Director or Directors.  Each
                  ---------------------------------------------------
     holder of Voting Shares and the Company hereby agree that they will either hold a special meeting of stockholders or take action by written consent and vote all Voting Shares held by them for the election of, and to elect, the Weider Designated Director or Directors nominated pursuant to Section
     3.2.3 within five days after the date on which the Company shall have received notice of the selection of such Weider Designated Director or Directors by the Weider Majority Holders."

          2.5.  Amendment of Section 3.3.  Section 3.3 of the Stockholders
                ------------------------
Agreement is amended so that clause (i) thereof reads in its entirety as follows:

          "(i) in the case of a Weider Designated Director, the Weider Majority Holders shall have the right to nominate a successor Weider Designated Director (who shall be a person other than Richard Renaud),"

          2.6.  Amendment of Section 8.2.2.1.  Section 8.2.2.1 of the
                ----------------------------
Stockholders Agreement is amended by adding the following two sentences immediately after the heading thereof:

          "Subject to the provisions of the following sentence, the demand registration rights granted pursuant to this Section 8.2.2.1 may not be exercised after the timely purchase by the Company of Weider Securities in accordance with the terms and conditions of the Stock and Warrants Purchase Agreement (including, but not limited to,
          Section 2 thereof), dated on or about September 6, 1996 (the "Stock
                                                                        -----
          and Warrant Purchase Agreement") among the Company, IHF, the Weider
          -------------------------------
          Initial Investors and certain other parties. The demand registration rights set forth in the balance of this Section 8.2.2.1 shall continue in full force and effect until (i) the purchase of the Weider Securities referred in the preceding sentence and (ii) the rights of the Weider Initial Investors set forth in Section 8.3.1.2.1 hereof shall have become effective; and such demand registration rights shall be reinstated if the Weider Initial Investors are not permitted to exercise the rights set forth in Section 8.3.1.2.1 hereof for any reason."

          2.7.  Amendment of Section 8.2.2.4.  Section 8.2.2.4 of the
                ----------------------------
Stockholders Agreement is amended so that the first sentence thereof reads in its entirety as follows:

          "At any time not earlier than one hundred eighty (180) days after the closing of the Initial Public Offering, the holders of Unit Securities (other than the Company, the Fund Initial Investors, the Weider Initial Investors (but in the case of the Weider Initial Investors, only prior to the date the demand registration rights granted pursuant to Section 8.2.2.1 may no longer be exercised), the Other Initial Investors or the Management Initial Investors) representing an aggregate of at least 25% of the Unit Securities initially outstanding (as to such registration, the "Initiating Holders" shall mean all
                                         ---------- -------
          holders of Unit Securities participating therein) may, by notice to the Company specifying the intended method or methods of disposition, request that the Company effect the registration under the Securities Act of all or a specified part of the Registrable Securities held by such holders."

          2.8.  Amendment of Section 8.3.1.  Section 8.3.1 of the Stockholders
                --------------------------
Agreement is amended to read in its entirety as follows:

          8.3.1.  Cutbacks.
                  --------

                  8.3.1.1.  General Cutback Rules.  Notwithstanding the
                            ---------------------
          foregoing provisions of this Section 8 and subject to the exceptions and qualifications set forth in Section 8.3.1.2 hereof, if the Company is advised in good faith by any managing underwriter of securities being offered pursuant to any Public Offering under this Section 8 that the number of shares requested to be sold in such Public Offering is greater than the number of such shares which can be included in such Public Offering without materially adversely affecting such Public Offering, the shares to be included in such offering shall be reduced to the extent requested by such managing underwriter as provided in this Section 8.3.1.1:

                         8.3.1.1.1.  Company Registration Rights or IPO.  Upon
                                     ----------------------------------
                 registration by the Company of securities for its own account as contemplated by Section 8.1.1 or in the case of the Initial Public Offering, shares to be included in such offering shall be reduced in the following order and fashion:

                         (i) first, Registrable Securities requested to be
                 included in the Public Offering by Persons other than the Company, if any, with respect to such Public Offering shall be reduced pro rata (based on the number of shares requested to be included by such Persons); and

                         (ii) second, securities proposed to be included by the Company shall be reduced.

                         8.3.1.1.2.  Demand Registration Rights.  Upon the
                                     --------------------------
                 exercise of demand registration rights by the Initiating Holders pursuant to Section 8.2 (except in the case of the Initial Public Offering), the shares to be included in such offering shall be reduced in the following order and fashion:

                                 (i) first, securities other than Registrable Securities proposed to be included shall be reduced pro rata (based on the number of such securities proposed to be included); and

                                 (ii) second, Registrable Securities requested
                         to be included by Persons other than the Company, if any, with respect to such Public Offering shall be reduced pro rata (based on the number of shares requested to be included by such Persons).

                8.3.1.2.  Exceptions to General Cutback Rules.  The general
                          -----------------------------------
          rules regarding cutbacks which are set forth in Section 8.3.1.1 hereof are subject to the following further exceptions and qualifications:

                         8.3.1.2.1.  Weider Priority.  Except as provided below,
                                     ---------------
                 no holders of Registrable Securities shall have any right to participate in the first closing of the Initial Public Offering. If at or prior to the first closing of the Initial Public Offering, the Company shall not have purchased 100% of the Initial Shares held by all Weider Investors (other than Weider Common Securities which are not so purchased by reason of the breach by a Weider Investor of its obligation to sell and deliver such securities strictly in accordance with the provisions of the Stock and Warrant Purchase Agreement not resulting from a breach by the Company) then each such Weider Investor (together with all other Weider Investors not so in breach) shall have first priority to sell its remaining Initial Shares pursuant to the underwriter's over-allotment option with respect to the Initial Public Offering (pro rata among such Weider Investors). If after the first closing of the Initial Public Offering and the closing of the over-allotment option with respect thereto, any Weider Investor shall not have sold 100% of the Initial Shares held by it (other than Weider Common Securities which are not so purchased by reason of the breach by such Weider Investor of its obligation to sell and deliver such securities strictly in accordance with the provisions of the Stock and Warrant Purchase Agreement not resulting from a breach by the Company or any election on the part of such Weider Investor not to exercise its rights hereunder to include such Weider Common Securities in said over-allotment option, after receiving timely the opportunity to do so in accordance with the provisions hereof), such Weider Investor (together with the other Weider Investors not so in breach or who have not made such election, as the case may be) shall have first priority to sell its remaining Initial Shares in the first registered public offering following the Initial Public Offering (pro rata among such Weider Investors). If after the closing of the first registered public offering following the Initial Public Offering, any Weider Investor shall not have sold 100% of the Initial Shares held by it (other than Weider Common Securities which are not so purchased by reason of the breach by a Weider Investor of its obligation to sell and deliver such securities strictly in accordance with the provisions of the Stock and Warrant Purchase Agreement not resulting from a breach by the Company or any election on the part of such Weider Investor not to exercise its registration rights hereunder after receiving timely the opportunity to do so in accordance with the provisions hereof), such Weider Investor (together with the other Weider Investors not so in breach or who have not made such election, as the case may be) shall have first priority to sell its remaining Initial Shares in each registered public offering thereafter until all of the Initial Shares held by such Weider Investor have been sold.

                         8.3.1.2.2.  Remaining Investors.  Subject to the
                                     -------------------
                 prevailing provisions of Section 8.3.1.2.1, participation by the holders of Registrable Securities other than the Weider Investors shall be subject to cut-backs as set forth in Section
                 8.3.1.1 and as provided in Section 5 of the Stock and Warrant Purchase Agreement; provided, however, that the holders of
                                     --------  -------
                 Management Securities are excluded from any participation in the first registered public offering following the Initial Public Offering other than with respect to the underwriter's over-allotment option in connection therewith, as to which over-allotment option the holders of Management Securities shall have first priority as to participation subject to the prior rights of Weider Investors set forth in Section 8.3.1.2.1.

     3.  Special Consent.  The undersigned parties consent to (i) the Weider
         ---------------
Transaction (notwithstanding Section 4.1 of the Stockholders Agreement) and,
(ii) upon the consummation of the first closing of the Initial Public Offering, the payment of $2.75 million in prepayment in full by the Company, IHF and ICON Health & Fitness, Inc. to Bain Capital Partners IV, L.P. of annual payments due under paragraph (b) of Section 2 (Payment of Fees) of the Management and Advisory Agreement dated as of November 14, 1994 among such parties (notwithstanding Section 14.2 of the Stockholders Agreement); provided, however,
                                                              --------  -------
that unless WHF shall otherwise consent in writing, the consent set forth in clause (ii) above shall not be effective unless (a) if such Initial Public Offering occurs prior to February 1, 1997, not less than 100% of the Initial Shares owned by the Weider Investors on the date hereof and, (b) if such Initial Public Offering occurs on or after February 1, 1997 and on or prior to August 31, 1997, at least 50% of the Initial Shares held by the Weider Investors on the date hereof shall have been acquired in accordance with the Stock and Warrant Purchase Agreement (other than Weider Common Securities which are not so purchased by reason of the breach by a Weider Investor of its obligation to sell and deliver such securities strictly in accordance with the provisions of the Stock and Warrant Purchase Agreement and not resulting from a breach by the Company) in each case, subject to adjustments to reflect any stock dividends, stock splits, reverse stock splits, conversions of Weider Class L into shares of Weider Class A, the conversion or exchange of Weider Class A and Weider Class L into other shares of common stock, recapitalizations and other similar events occurring after the date hereof and on or prior to the purchase date thereof.

     4.  Required Consents.  The Company hereby represents and warrants to each
         -----------------
of the Weider Signatories that each stockholder whose consent is required under
Section 13.2 of the Stockholders Agreement in order for the provisions of this Agreement to be valid and effective, and binding upon and enforceable against all parties to the Stockholders Agreement, have been obtained.

     5.  Miscellaneous.  Except to the extent specifically amended hereby, the
         -------------
Stockholders Agreement shall remain unchanged. The Stockholders Agreement as amended hereby is confirmed as being in full force and effect. This Agreement constitutes the entire agreement of the parties with respect to its subject matter, supersedes all prior or contemporaneous oral or written agreements or discussions with respect to such subject matter, and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, representatives, successors and assigns. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one instrument. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

     6.  Stockholders Agreement Release.  Any and all Claims that any Person who
         ------------------------------
is a party to this Agreement may now have or may previously have had, based in whole or in part on facts that occurred prior to the date hereof (i) pertaining to, by reason of, or arising under, the Stockholders Agreement or (ii) pertaining to, by reason of, or arising under, any other Person's obligations under the Stockholders Agreement, or (iii) pertaining to, by reason of, or arising under, any other Person's failure to comply with or to perform its obligations thereunder prior to the date hereof, are hereby released and extinguished; provided, however, that this release shall not operate to release the parties to the Stockholders Agreement from (a) their obligations to perform the provisions of the Stockholders Agreement itself after the execution and delivery hereof, which obligations shall remain in full force and effect or (b) any Claims arising after the date hereof based solely upon facts that occur entirely after the date hereof; provided, however, that this sentence shall not
                                --------  -------
release or extinguish (1) the Weider Securities or the Unit Securities held by the Weider Investors or (2) any Claim that arises under or by reason of such Weider Securities or Unit Securities and that is based solely upon facts (other than the facts of issuance and ownership of the Weider Securities or Unit Securities in question) that occur entirely after the date hereof.

     IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement (or caused this Agreement to be executed on its behalf by its officer or representative thereunto duly authorized) under seal as of the date first above written.

COMPANY:                           IHF CAPITAL, INC.


                                   By: [SIGNATURE APPEARS HERE]
                                      -------------------------------
                                      Title: Secretary


IHF:                               IHF HOLDINGS, INC.


                                   By: [SIGNATURE APPEARS HERE]
                                      -------------------------------
                                      Title: Secretary

THE FUND INITIAL INVESTORS:         BAIN CAPITAL FUND IV, L.P.
                                     By Bain Capital Partners IV, L.P.,
                                     a Delaware Limited Partnership,
                                     its general partner

                                    By Bain Capital Investors, Inc.


                                    By: [SIGNATURE APPEARS HERE]
                                       ------------------------------
                                       Title: Managing Director


                                    BAIN CAPITAL FUND IV-B, L.P.
                                     By Bain Capital Partners IV, L.P.,
                                     a Delaware Limited Partnership,
                                     its general partner

                                    By Bain Capital Investors, Inc.


                                    By: [SIGNATURE APPEARS HERE]
                                       ------------------------------
                                       Title: Managing Director


                                    BCIP ASSOCIATES


                                    By: [SIGNATURE APPEARS HERE]
                                       ------------------------------
                                       A General Partner


                                    BCIP TRUST ASSOCIATES, L.P.


                                    By: [SIGNATURE APPEARS HERE]
                                       ------------------------------
                                       A General Partner

MANAGEMENT                             /s/ Gary E. Stevenson
SIGNATORIES:                           ----------------------------------
                                       Gary E. Stevenson, individually


                                       /s/ Scott R. Watterson
                                       ----------------------------------
                                       Scott R. Watterson, individually

                                       /s/ Jon White
                                       ----------------------------------
                                       Jon White, individually

                                       /s/ William Dalebout
                                       ----------------------------------
                                       William Dalebout, individually

                                       /s/ S. Fred Beck
                                       ----------------------------------
                                       S. Fred Beck, individually

                                       /s/ David Watterson
                                       ----------------------------------
                                       David Watterson, individually

                                       /s/ Lynn C. Brenchley
                                       ----------------------------------
                                       Lynn C. Brenchley, individually

                                       /s/ M. Joseph Brough
                                       ----------------------------------
                                       M. Joseph Brough, individually

                                       /s/ Douglas Clausen
                                       ----------------------------------
                                       Douglas Clausen, individually

                                       /s/ Wallace Smith
                                       ----------------------------------
                                       Wallace Smith, individually

                                       /s/ Jeff Carmignani
                                       ----------------------------------
                                       Jeff Carmignani, individually

                                       /s/ Wayne Euper
                                       ----------------------------------
                                       Wayne Euper, individually

                                       /s/ Albert G. Nichols
                                       ----------------------------------
                                       Albert G. Nichols, individually

                                       WEIDER HEALTH AND FITNESS


                                       By [SIGNATURE APPEARS HERE]
                                         --------------------------------
                                         Title:

                                       GREYFRIARS LIMITED


                                       By [SIGNATURE APPEARS HERE]
                                         ---------------------------------
                                         Title:

                                       BAYONNE SETTLEMENT


                                       By [SIGNATURE APPEARS HERE]
                                         --------------------------------
                                         Title:

                                       HORNCHURCH INVESTMENTS
                                        LIMITED


                                       By [SIGNATURE APPEARS HERE]
                                         ---------------------------------
                                         Title:

                                         /s/ Robert Corey
                                         ----------------------------------
                                         Ronald Corey, individually

                                         /s/ Bernard J. Cartoon
                                         ----------------------------------
                                         Bernard J. Cartoon, individually

                                         /s/ Ronald Novak
                                         ----------------------------------
                                         Ronald Novak, individually

                                         /s/ E. Weider
                                         ----------------------------------
                                         Eric Weider, individually

                                         /s/ Richard Bizzaro
                                         ----------------------------------
                                         Richard Bizzaro, individually

                                         /s/ Robert Reynolds
                                         ----------------------------------
                                         Robert Reynolds, individually

                                         /s/ Michael Carr
                                         ----------------------------------
                                         Michael Carr, individually

                                         /s/ Thomas Deters
                                         ----------------------------------
                                         Thomas Deters, individually

                                         /s/ Barbara Harris
                                         ----------------------------------
                                         Barbara Harris, individually

                                         /s/ Zbigniew Kindella
                                         ----------------------------------
                                         Zbigniew Kindella, individually

                                       GENERAL ELECTRIC
                                        CAPITAL CORPORATION


                                       By /s/ Abigail Wolf
                                         ----------------------------------
                                         Title: Authorized Signer

                                         /s/ Alan D. Gordon
                                         ----------------------------------
                                         Alan D. Gordon, individually

                                         /s/ Stanley C. Tuttleman
                                         ----------------------------------
                                         Stanley C. Tuttleman, individually

                                         /s/ Brad H. Bearnson
                                         ----------------------------------
                                         Brad H. Bearnson, individually

                                         /s/ Charles W. Robins
                                         ----------------------------------
                                         Charles W. Robins, individually